Exhibit 10.15



                           PURCHASE AND SALE AGREEMENT





                         MR. GERALD W. GREEN ("SELLER")

                                      AND

                     NEW CENTURY ENERGY CORP. ("PURCHASER")

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                                TABLE OF CONTENTS

                                                                            PAGE

Recitals                                                                      5

1.     Effective Date                                                         5
2.     Purchase and Sale                                                      5
3.     Excluded Assets                                                        5
4.     Sales Price                                                            6
5.     Manner of Payment                                                      6
6.     Adjustments                                                            6
7.     Post-Closing Adjustments                                               6
8.     Closing                                                                7
9.     Purchaser's Due Diligence                                              8
       A.     Access to Seller's Non-Proprietary Information                  8
       B.     Title Defect                                                    8
       C.     Notice of Title Defect                                          8
       D.     Remedies for Title Defects                                      9
       E.     Permitted Encumbrances                                         10
10.    Representations                                                       11
       A.     Mutual Representations                                         11
       B.     Brokers                                                        11
       C.     Further Distribution                                           12
       D.     Seller's Representations                                       12
11.    Disclaimer of Representations and Warranties                          13
       A.     Limitation of Warranties and Representations                   13
       B.     Waiver of Consumer Protection Statutes                         14

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       C.     Financial Information                                          14
       D.     Instruments to Contain Disclaimers                             14
       E.     Purchaser Acknowledges that the Waivers in this Section are
              Conspicuous                                                    15
12.    Conditions of Closing                                                 15
       A.     Representations                                                15
       B.     Performance                                                    15
       C.     Pending Matters                                                15
       D.     Financial Condition                                            15
13.    Allocation  of Production and Proceeds                                15
14.    Taxes and Prepaid Items                                               15
       A.     Apportionment of Ad Valorem and Property Taxes                 15
       B.     Proration of Taxes, Etc                                        16
       C.     Other Taxes                                                    16
       D.     Indemnification                                                16
15.    Responsibilities and Indemnifications                                 16
16.    General Limitation of Damages                                         18
17.    Physical Condition of the Interests                                   18
18.    Further Assurances                                                    19
       A.     Performance of Obligations                                     19
       B.     Further Conveyances and Assumptions                            20
19.    Notices                                                               20
20.    Purchaser's Post-Closing Obligation                                   20
21.    Seller's Post-Closing Obligations                                     20
22.    Severability                                                          21
23.    Waiver                                                                21

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24.    Construction of Ambiguity                                             21
25.    Captions                                                              21
26.    Governing Law                                                         21
27.    Waiver of Jury Trial                                                  21
28.    Limitation of Liability                                               21
29.    Publicity                                                             21
30.    Use of Seller's Names                                                 22
31.    Counterparts                                                          22
32.    Assignment                                                            22
33.    Costs and Expenses                                                    22
34.    Joint Venture, Partnership and Agency                                 22
35.    Confidentiality                                                       22
36.    Post-Closing Confidentiality                                          22
37.    Survival                                                              22
38.    Limitations of Obligations                                            23
39.    Entire Agreement                                                      23

EXHIBITS

A.     Description  of  Leases

B.     Form  of  Assignment

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                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made to be EFFECTIVE as of the 1st day of November, 2005, between Gerald W. Green, XXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, ("Seller") and New Century Energy Corp., a Colorado corporation, with a place of business at 5851 San Felipe, Suite 775, Houston, Texas 77057 ("Purchaser").

                                    RECITALS
                                    --------

     WHEREAS, Seller owns a 1.75% working interest in certain leases that have been pooled into the Lindholm-Hanson Gas Unit (the "Leases");

     WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller on the terms and conditions set forth in this Agreement Seller's interest in the Leases;

     NOW, THEREFORE, for good and valuable consideration and for the mutual covenants herein contained, Seller and Purchaser agree as follows:

1.   Effective  Date.  The  effective  date  of  the  sale  and  purchase of the
     ---------------
     interests provided for herein shall be October 1, 2005 (the "Effective Date").

2.   Purchase  and  Sale.  Subject  to  the terms, conditions, reservations, and
     -------------------
     exceptions specified in this Agreement, Seller shall sell and Purchaser shall purchase as of the Effective Date certain interests in and to the oil and gas leases and the properties located within and adjacent to the Lindholm-Hanson Gas Unit (the "Unit"), and all of Seller's related interests in all contracts and agreements concerning the Leases, including, but not limited to, unit agreements and pooling agreements (collectively, with the Leases, called the "Interests"). The Interests shall consist of the following ownership in the leases described in Exhibit A:

                             Interest                     Net  Revenue  Interest
                             --------                     ----------------------

      Gerald  W.  Green      0.0175 Working Interest      0.013125 NRI

3.   Excluded  Assets.  Notwithstanding  anything  to  the contrary contained in
     ----------------
     this Agreement, the Interests shall not include and Purchaser will not acquire any interest in or purchase any of the following (collectively, the "Excluded Assets"):

     A. All minute books, tax returns, partnership documents of Seller or any of his affiliates as well as other business records or related documents of Seller or any of his affiliates that are not related to the Interests.

     B. All records that are (i) proprietary in nature, (ii) covered by the attorney-client privilege or work product doctrine, (iii) not readily severable from Seller's general records through diligent efforts, or (iv) required by applicable Law to be retained by Seller or any of Seller's affiliates in their care, custody, or control.

     C. All rights of Seller or any of Seller's affiliates under this Agreement.

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     D.   All  contracts  or  agreements  related  solely  to  the  Excluded
          Assets.

     E. All rights and claims arising, occurring, or existing in Seller prior to the Effective Date including, but not limited to, any and all contract rights, claims, penalties, receivables, revenues, recoupment rights, rights of reimbursement, audit rights, recovery rights
          (excepting gas imbalances), accounting adjustments, mispayments, erroneous payments or other claims of any nature relating solely to any time period prior to the Effective Date.

     F. Any claims, rights and interest of Seller or any of Seller's affiliates in and to any refunds of taxes or fees of any nature whatsoever which relate solely to and arise out of the period prior to the Effective Date.

     G.   The consideration received by Seller hereunder.

4.   Sales  Price.  The  sales  price  for  the Interests shall be $1,890,000.00
     ------------
     (the "Sales Price").

5.   Manner  of  Payment.  The  Sales  Price  shall  be paid concurrent with the
     ------------------
     closing by Purchaser to Seller via wire transfer of immediately available funds (the "Sales Price Funds") to the following account: G. W. Green, Account # XXXXXXXX at XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXX, ABA Routing # XXXXXXXXXX.

6.   Adjustments. The Sales Price shall be adjusted as follows:
     -----------

     A. Seller shall pay Purchaser at Closing the aggregate amount of the following proceeds actually received by Seller and attributable to production during the period between the Effective Date and the date upon which the Closing occurs (with the period between the Effective Date and the date of Closing referred to as the "Adjustment Period"):
          (i) proceeds from the sale of oil, gas and hydrocarbons net of gathering processing and transportation costs, and any production, severance, sales or excise and similar taxes not reimbursed to Seller by the purchaser of production and (ii) other proceeds earned with respect to the Interests during the Adjustment Period;

     B. Seller shall pay Purchaser at Closing all ad valorem taxes prorated to Seller and assumed by Purchaser;

     C. Purchaser shall pay Seller at Closing the amount of all costs attributable to the ownership and operation of the Interests that are paid by Seller and incurred at or after the Effective Date.

     D. The adjustments made pursuant to this section, based on all then available information concerning these matters for adjustment, shall be made by checks to be exchanged at Closing.

7.   Post-Closing Adjustments.
     ------------------------

     A. As soon as practicable after the Closing, but not later than 45 days thereafter, Seller and Purchaser shall confer and attempt to jointly produce in accordance with this Agreement and generally accepted accounting principles a statement (herein the "Final Settlement Statement") setting forth each adjustment, if any, that was not finally determined as of the Closing and showing the calculation of such adjustments. If needed, the parties shall attempt to agree to the amounts due pursuant to such Post-Closing adjustments not later than 90 days after the Closing.

     B. If Purchaser and Seller are unable to agree upon a Final Settlement Statement within one-hundred (100) days after the Closing, Seller shall select an independent accounting firm from a list of three (3) such firms provided by Purchaser upon Seller's request, which firm shall audit the Purchaser's Final Settlement Statement and the Seller's Final Settlement Statement and determine the final purchase price. The decision of such independent accounting firm shall be binding on Purchaser and Seller, and the fees and expenses of such independent accounting firm shall be borne one-half by each of Purchaser and Seller.

8.   Closing.  The  sale  and  purchase  of  the Interests shall take place at a
     -------
     closing (the "Closing"), at which the Purchaser shall pay or cause to be paid to Seller the Sales Price and any applicable closing charges and Seller shall deliver or cause to be delivered instruments sufficient to convey the Interests to Purchaser. The Closing shall occur at New Century Energy Corp. offices located at 5851 San Felipe, Suite 775, Houston, Texas 77057 at 2:00 p.m., CST on November 22, 2005, or at such other time and place to which the parties may agree (the "Closing Date"). At the Closing, the following shall occur:

     A. Seller shall deliver an executed and acknowledged Assignment for the Interests in substantially the same form as that attached as Exhibit B. Notwithstanding any and all other disclaimers and limitations of warranty contained herein, the specified assignment shall be provided with warranty of title by, through, and under Seller, but not otherwise, and subject to: (a) all Title Defects assumed by Purchaser pursuant to section 9.D; and (b) the Permitted Encumbrances pursuant to section 9.E.

     B. Purchaser shall wire to Seller the Sales Price and deliver any check due under section 6.C.

     C. Seller shall deliver to Purchaser any check due under sections 6.A. and 6.B.

     D. Seller shall (subject to the terms of applicable operating agreements and other provisions hereof) deliver to Purchaser exclusive possession of the Interests, effective as of the Effective Date.

     E. Immediately after the Closing, Purchaser and Seller shall notify all operators, non-operators, oil and gas purchasers, government agencies and royalty owners that Purchaser has purchased the Interests and execute any and all transfer orders to reflect the same.

     F. Seller shall, at or as promptly as reasonably possible after the Closing, provide Purchaser with copies of all files (OTHER THAN DATA OR INFORMATION THAT IS PROPRIETARY OR CONFIDENTIAL OR WHICH SELLER CANNOT PROVIDE PURCHASER BECAUSE OF THIRD-PARTY RESTRICTIONS ON SELLER), to the extent they are available to or in Seller's possession relating to the Interests. This will include all well and property files, including all geological well logs, engineering, geophysical land, accounting and other technical files in its possession.

9.   Purchaser's  Due  Diligence.  Subject  to  Purchaser's  execution  of  a
     ---------------------------
     Confidentiality Agreement satisfactory in form and substance to Seller:

     A.   Access  to  Seller's  Non-Proprietary  Information.  Seller  has  and
          --------------------------------------------------
          shall make available to Purchaser during normal business hours at Seller's offices, or other locations designated by Seller, all
          material    non-proprietary    files,    records,    documents     and
          non-interpretive data in Seller's possession relating to the Interests, including but not limited to lease, land, title and division order files (including any abstracts of title, title opinions and title curative documents), regulatory and environmental files, contracts, correspondence, permitting files, engineering, production and well files and well logs (to the extent not subject to applicable confidentiality or intellectual property restrictions). Seller shall not be obligated to perform any additional title work, and Seller shall not be obligated to make any existing abstracts and title opinions current.

     B.   Title  Defect.  For  the  purpose  of this Agreement, a "Title Defect"
          -------------
          shall mean a material deficiency in one or more of the following respects, provided that the non-transferability requirement in any license, permit, right-of-way, pipeline franchise or easement affecting the Interests or a requirement that it be renegotiated upon a transfer of ownership shall not constitute a Title Defect unless the inability to transfer any such rights to Purchaser would have a material adverse effect on Purchaser's ability to continue to use, exploit, and/or otherwise benefit from the Interests, and provided also that the litigation identified in section 10.D.3 shall not constitute a title defect:

          1) The title at the Effective Date, as to one or more of the Interests, is subject to an outstanding mortgage, deed of trust, lien or encumbrance or other adverse claim;

          2)   The Interests are less than as set forth in section 2; or

          3) Seller is in default under some material provision of a lease, agreement or other contract materially affecting the Interests.

     C.   Notice  of  Title  Defect.   Upon   discovery  of  a   Title   Defect,
          -------------------------
          Purchaser shall immediately notify Seller in writing of the nature of the Title Defect and furnish to Seller Purchaser's basis for the assertion of such Title Defect and data in support thereof. Seller may request an increase in the Sales Price by delivery to Purchaser of written notice, together with data in support thereof, that the interest actually owned by Seller in any of the Interests is greater than that shown in section 2. Without affecting the warranty of title provided in the assignment, any Title Defect which is not disclosed to Seller or any increase in the interest owned by Seller that is not disclosed to Purchaser within two (2) business days prior to the Closing shall conclusively be deemed waived by Purchaser or Seller, as applicable, for all purposes.

D.   Remedies  for  Title  Defects.  Upon  timely  delivery of notice, either by
     -----------------------------
     Purchaser of a Title Defect or by Seller of an increase in Seller's interest, Purchaser and Seller shall meet and use their best efforts to agree on the validity of the claim and the amount of any required adjustment to the Sales Price. If the Purchaser and Seller cannot agree on the amount of such a Sales Price adjustment, said amount shall be determined in accordance with the following guidelines:

     1) If the Title Defect is based upon Purchaser's notice that Seller owns a lesser interest or the notice is from Seller that Seller owns a greater interest than that shown in section 2 then the portion of the Sales Price fairly allocated to Seller shall be reduced or increased (as the case may be) in the same proportion that the actual interest bears to the interest shown in section 2.

     2) If the Title Defect is a lien, encumbrance or other charge upon a property which is liquidated in amount, then the adjustment shall be the sum necessary to be paid to the obligee to remove the Title Defect from the affected property. If the Title Defect represents an obligation or burden upon the affected property for which the economic detriment to Seller is not liquidated but can be estimated with reasonable certainty as agreed to by the parties, the adjustment shall be the sum necessary to compensate Purchaser at the Closing for the adverse economic effect which the Title Defect will have on the affected property. If there is a lien or encumbrance in the form of a judgment secured by a supersedeas bond or other security approved by the Court issuing such order, such lien or encumbrance shall not be considered a Title Defect under this Agreement.

     3) Subject to paragraph 4 below, if the Title Defect cannot be accommodated pursuant to paragraph 1 or 2 above and the parties cannot otherwise agree on the amount of such an adjustment to the Sales Price or Seller cannot cure the Title Defect to the reasonable satisfaction of Purchaser prior to the Closing, the portion affected by the Title Defect shall, if requested by Purchaser, be excluded from the Interests conveyed to Purchaser at the Closing and the Sales Price shall be reduced by the amount fairly attributable to the excluded portion under section 2.

     4) Purchaser may only adjust the Sales Price for Title Defects at the Closing if the cumulative amount of such adjustments in its favor exceeds $25,000.00. Similarly, Seller may only adjust the Sales Price by reason of Seller owning a greater net revenue interest at the Closing if the cumulative amount of such adjustments in its favor exceeds $25,000.00. In the event the net amount of the Sales Price adjustments downward or upward pursuant to the foregoing exceeds $250,000.00 then Seller or Purchaser may, upon written notice to the other party, terminate this Agreement and the same shall be of no further force and effect.

     5) If Purchaser shall receive an adjustment at the Closing on account of a Title Defect, Seller shall have until a date that is 90 days after the Closing Date to cure the Title Defect at its cost. If by such date Seller can demonstrate to Purchaser's reasonable satisfaction that the Title Defect has been cured then Seller shall be entitled to reimbursement by Purchaser for the amount of the adjustment received by Purchaser at the Closing as a result of the Title Defect. Purchaser shall pay such amount without interest to Seller within ten (10) business days from the date that the parties agree the Title Defect has been cured.

E.   Permitted  Encumbrances.  The  Interests  may  be  subject  to  and  Title
     -----------------------
     Defects shall not include the following ("Permitted Encumbrances"):

     1) Non-participating royalty interests and other burdens (and any liens or security interests created by law or reserved in instruments creating such interests to secure payment of same) to the extent that they do not, individually or in the aggregate, reduce Seller's interests below that shown in section 2;

     2) All leases, unit agreements, pooling agreements, operating agreements, production sales contracts, division orders and other contracts, agreements and instruments applicable to the Interests, to the extent that they do not, individually or in the aggregate, reduce Seller's interests below that shown in section 2;

     3) Third-party consent requirements, preferential rights or other rights assertable by third parties with respect to which waivers or consents are obtained by Seller prior to the Closing or the appropriate time period for asserting the right has expired or that need not be satisfied prior to a transfer;

     4) Liens for current taxes or assessments not yet due or delinquent on the Closing or, if delinquent, that are being contested in the ordinary course of business;

     5)   Materialmen's,  mechanic's,  repairman's,   employee's,  contractor's,
          operator's and other similar liens or charges arising in the ordinary course of business, for amounts not yet delinquent;

     6) All rights to consent by, required notices to, filings with or other actions by governmental authorities in connection with the sale or conveyance of oil and gas leases or interests therein or sale of production therefrom if the same are customarily obtained subsequent to such sale or conveyance;

     7) Easements, rights of way, servitudes, permits, surface leases and other rights in respect of surface operations on or over any of the Interests that do not materially interfere with the current or proposed operations on the Interests; or

     8) Any encumbrances that do not, individually or in the aggregate, materially detract from the value of or materially interfere with the use, ownership or operation of the Interests subject thereto or affected thereby (as currently used, owned or operated) or that would be accepted by a reasonably prudent purchaser engaged in the business of owning and operating oil and gas properties in Texas.

10.  Representations.  THE  EXPRESS  REPRESENTATIONS  OF  SELLER  AND  PURCHASER
     ---------------
     CONTAINED IN THIS PARAGRAPH OR OTHERWISE STATED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE.

A.   Mutual  Representations.  Each  party  to this Agreement represents that:
     -----------------------

     1) if the party is not an individual then it is an entity duly organized, validly existing and in good standing under the laws of the State of its organization or incorporation and is duly qualified to do business in Texas;

     2) the party has all authority necessary to enter into this Agreement and to perform all of the party's obligations hereunder;

     3) the party's execution, delivery and performance of this Agreement and the transactions contemplated hereby will not: (a) violate or conflict with any provision of its Certificate of Organization or Incorporation, By-Laws or other governing documents; (b) result in the breach of any term or condition of or constitute a default or cause the acceleration of any obligation under any agreement or instrument to which the party is a party or by which the party is bound; or (c) violate or conflict with any applicable judgment, decree, order, permit, law, rule or regulation;

     4) this Agreement has been duly executed and delivered on the party's behalf, and at the Closing all documents and instruments required hereunder will have been duly executed and delivered. This Agreement, and all documents and instruments required hereunder, shall constitute legal, valid and binding obligations enforceable in accordance with their respective terms; and

     5) the party has been represented by legal counsel of its own selection who has reviewed this Agreement.

B.   Brokers.  Neither  Seller  nor  Purchaser  has  incurred  any obligation or
     -------
     liability, contingent or otherwise, for brokers' or finders' fees in connection with this Agreement in respect of which the other party may have any responsibility; and any such obligation or liability that might exist shall be the sole obligation of the party whose action gave rise thereto.

C.   Further  Distribution.  Purchaser  is  acquiring  the Interests for its own
     ---------------------
     account and not with the intent to make a distribution thereof within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder or in violation of any other applicable securities laws.

D.   Seller's  Representations.  Except  as  expressly  disclaimed in section 11
     -------------------------
     hereof, Seller represents the following to the best of his knowledge and belief:

     1) The Interests are owned as represented, and the Seller has the authority and capacity to sell and convey the same;

     2) Seller has not defaulted or violated any agreement to which he is a party in any material respect or any material obligation to which Seller is bound affecting or pertaining to the Interests other than as disclosed hereunder or on any Exhibit attached hereto;

     3) There are no pending suits, actions, claims, investigations or any legal, administrative or arbitration proceedings affecting or pertaining to the Interests other than Cause No. M-05-0003-CV-A, Neil
          E. Hanson, et al. v. Hazel Andrews, et al., in the 36th Judicial District Court of McMullen County, Texas;

     4) The oil and gas leases included within and underlying the Interests are in full force and effect;

     5) To the knowledge of Seller, all material royalties (other than royalties held in suspense), rentals and other payments due under the leases being conveyed have been properly and timely paid, and all conditions necessary to keep such leases in force have been fully performed. No notices have been received by Seller of any claim to the contrary;

     6) From October 1, 2005, until Closing, there has not been and will not be:

          a) Any material damage, destruction or loss to or of the Interests or related assets, whether or not covered by insurance;

          b) Any sale, lease or other disposition of the Interests or related assets;

          c) Any mortgage, pledge or grant of a lien or security interest in any of the Interests; or

          d)   Any contract or commitment to do any of the foregoing.

     7) There will not be as of Closing any imbalances in the purchase and sale of oil and gas from the Interests that would impair the ability of Purchaser to receive future payments for a share of production of oil and gas proportionate to the Interests being purchased; and

     8) Seller has paid to the operator Seller's share of expenses for drilling the Lindholm-Hanson Gas Unit No. 11 and the Lindhlom Fee No. 1 wells. 11.

Disclaimer of Representations and Warranties.
--------------------------------------------

A.   LIMITATION  OF  WARRANTIES  AND  REPRESENTATIONS.  EXCEPT  AS  PROVIDED FOR
     ------------------------------------------------
     IN SECTIONS 8.A and 10, THE TRANSACTION CONTEMPLATED HEREBY SHALL BE WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM REDHIBITORY VICES OR DEFECTS, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE AND WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. PURCHASER SHALL HAVE INSPECTED OR WAIVED ITS RIGHT TO INSPECT THE INTERESTS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE OR RELEASE OR ONSITE DISPOSAL OF HAZARDOUS SUBSTANCES, AND THE CONDITION OF ANY WELL CASING, TUBING OR DOWNHOLE EQUIPMENT. PURCHASER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE INTERESTS, AND PURCHASER SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. IN ADDITION, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO PURCHASER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE INTERESTS, PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE INTERESTS OR THE ABILITY OR POTENTIAL OF THE INTERESTS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE INTERESTS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO PURCHASER BY SELLER OR BY SELLER'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS FURNISHED BY SELLER OR OTHERWISE MADE

     AVAILABLE TO PURCHASER ARE PROVIDED TO PURCHASER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER. ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT PURCHASER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

B.   WAIVER  OF  CONSUMER  PROTECTION  STATUTES.  SELLER  AND  PURCHASER CERTIFY
     ------------------------------------------
     THAT THEY ARE NOT "CONSUMERS" WITHIN THE MEANING OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SUBCHAPTER E OF CHAPTER 17, SECTIONS 17.41, ET SEQ., OF VERNON'S TEXAS CODE ANNOTATED, BUSINESS AND COMMERCE CODE, AS AMENDED (THE "DTPA") IF THE INTERESTS ARE LOCATED IN TEXAS. PURCHASER HEREBY WAIVES ITS RIGHTS UNDER THE DTPA, A LAW THAT GIVES
             -------------------------------------------------------------------
     CONSUMERS  SPECIAL  RIGHTS  AND  PROTECTIONS.  AFTER  CONSULTATION  WITH AN
     ---------------------------------------------------------------------------
     ATTORNEY  OF  ITS  OWN  SELECTION,  PURCHASER  VOLUNTARILY CONSENTS TO THIS
     ---------------------------------------------------------------------------
     WAIVER.  TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, PURCHASER REPRESENTS
     ---------------------------------------------------------------------------
     TOSELLER  THAT:  (I)  IT  IS  NOT  IN  A SIGNIFICANTLY DISPARATE BARGAINING
     ---------------------------------------------------------------------------
     POSITION;  (II)  IT  IS  REPRESENTED BY LEGAL COUNSEL IN ENTERING INTO THIS
     ---------------------------------------------------------------------------
     AGREEMENT;  AND  (III)  SUCH  LEGAL  COUNSEL WAS NOT DIRECTLY OR INDIRECTLY
     ---------------------------------------------------------------------------
     IDENTIFIED, SUGGESTED, OR SELECTED BYSELLER OR AN AGENT OF SELLER.
     -----------------------------------------------------------------

C.   Financial  Information.  Purchaser  has  been  provided  certain  financial
     ----------------------
     information relating to the ownership and operation of the Interests for the period commencing on the date of the first modern leases through the present (the "Financial Information"). EXCEPT AS PROVIDED IN THIS AGREEMENT, WITH RESPECT TO THE INTERESTS' FINANCIAL INFORMATION, SELLER, HIS AFFILIATES AND THEIR CONSULTANTS MAKE NO REPRESEN-TATION OR WARRANTY, WHETHER EXPRESS, STATUTORY OR IMPLIED, AND EXPRESSLY DISCLAIM ANY SUCH REPRESENTATION AND WARRANTY AS TO: (I) THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY FINANCIAL INFORMATION FURNISHED TO PURCHASER IN CONNECTION WITH ANY INTEREST; (II) THE CON-DITION, QUALITY AND QUANTITY OF ANY INTEREST; (III) THE PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS OR PROFITS, IF ANY, TO BE DERIVED FROM ANY INTEREST; OR (IV) THE ENVIRONMENTAL CONDITION OF THE INTERESTS. ANY FINANCIAL INFORMATION
     FURNISHED BY SELLER IS PROVIDED TO PURCHASER AS A CONVENIENCE AND PURCHASER'S RELIANCE ON OR USE OF THE SAME IS AT PURCHASER'S SOLE RISK.

D.   INSTRUMENTS  TO  CONTAIN  DISCLAIMERS.  THE  CONVEYANCE  INSTRUMENTS  TO BE
     -------------------------------------
     DELIVERED BY SELLER AT CLOSING SHALL EXPRESSLY SET FORTH THE DISCLAIMERS OF REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION AND SHALL EXPRESSLY STATE THAT THEIR TERMS ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THIS AGREEMENT.

     E.   PURCHASER  ACKNOWLEDGES  THAT  THE  WAIVERS  IN  THIS  SECTIONARE
          -----------------------------------------------------------------
          CONSPICUOUS.
          -----------

12.  Conditions  of  Closing.  Each  party's  obligation  to  consummate  the
     -----------------------
     transaction provided for herein is subject to the satisfaction or waiver by the other party of the following conditions:

     A.   Representations.  The  representations  contained  in  section  10
          ---------------
          hereof shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date.

     B.   Performance.  Each  party  shall  have  performed  in  all  material
          -----------
          respects the obligations, covenants and agreements hereunder to be performed by it at or prior to the Closing Date.

     C.   Pending  Matters.  Except  as  set  forth  in section 10.D.3 above, no
          ----------------
          suit, action or other proceeding by a third party or a governmental authority shall be pending which seeks damages, fines or other penalties from either party in connection with the Interests, or seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

     D.   Financial  Condition.  No  material  adverse  change  has  occurred in
          --------------------
          the financial condition of either party.

13.  Allocation  of  Production  and  Proceeds.  All  production of oil, gas and
     -----------------------------------------
     other minerals from the Interests prior to the Effective Date and all proceeds from the sale of such production shall be the property of Seller. All such production upon and after the Effective Date and all proceeds from the sale thereof shall be the property of Purchaser. Production shall be allocated to the parties based upon the most reliable measurement method or allocation calculation information available to the parties. Purchaser shall assume all rights and/or liabilities of Seller arising from any gas imbalances affecting the Interests as of the Effective Date and thereafter.

14.  Taxes and Prepaid Items.
     -----------------------

     A.   Apportionment  of  Ad  Valorem  and  Property  Taxes.  All  ad valorem
          ----------------------------------------------------
          taxes, real property taxes, personal property taxes and similar obligations with respect to the Interests for the tax period in which the Effective Date occurs shall be apportioned as of the Effective Date between Seller and Purchaser. The portion of such apportioned tax liability which is attributable to the Seller shall be credited to Purchaser's account as an adjustment under section 6.B. hereof or Purchaser shall assume responsibility for the payment of all such ad valorem and property taxes and hold Seller harmless therefrom. Purchaser shall file or cause to be filed all required reports and returns incident to such taxes and shall pay or cause to be paid to the taxing authorities all such taxes arising out of the tax period in which the Effective Date occurs. Purchaser shall supply Seller with copies of the filed reports and proof of payment promptly after filing and paying same.

     B.   Proration  of  Taxes,  Etc.  All  other  taxes,  including,  but  not
          --------------------------
          limited to, excise taxes, state severance taxes, and any other local, state, and/or federal taxes or assessments attributable to the properties or any part thereof relating to oil and gas produced prior to the Effective Date remain Seller's responsibility, and all deductions, credits and refunds pertaining to the aforementioned taxes, attributable to the Interests or any part thereof prior to the Effective Date (no matter when received) belong to Seller. All such taxes attributable to the Interests or any part thereof at and after the Effective Date are Purchaser's responsibility, and Purchaser shall reimburse Seller for any such taxes previously paid by Seller and all deductions, credits, and refunds pertaining thereto at and after the Effective Date (no matter when received) belong to Purchaser.

     C.   OtherTaxes.  Purchaser  agrees  to  be  liable  for  any  and  all
          ----------
          conveyance, transfer, recording and registration fees and sales, gross receipts, use, motor vehicle transfer and excise, real estate transfer, documentary stamp and similar transfer taxes imposed with respect to the sale, conveyance and assignment of the Interests hereunder. Purchaser shall prepare and file (or cause to be prepared and filed), to the extent permitted by applicable law, any necessary tax returns in connection with the foregoing taxes and fees to be borne by Purchaser and pay all filing and recording fees relating to the filing and recording of any instruments delivered by Seller to convey the Interests to Purchaser.

     D.   Indemnification.  As  used  in  this  paragraph  and the subparagraphs
          ---------------
          hereunder, "Claim" and "Claims" shall include claims, demands, causes of action, liabilities, damages, fines, penalties and judgments of any kind or character, whether matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated or known or unknown, and whether or not resulting from third party claims, and all costs and fees (including, without limitation, interest, reasonable attorneys' fees, reasonable costs of experts, court costs and reasonable costs of investigation, including those incurred in enforcing the indemnification provisions contained in this Agreement) in connection therewith. As used herein, "Claims" shall not include Title Defects, or other items for which Purchaser or Seller shall have received an adjustment to the Sales Price hereunder.

15.  Responsibilities  and  Indemnifications.  In  addition  to  any  other
     ---------------------------------------
     indemnification or reservation provision contained in this Agreement:

     A. Purchaser shall (i) as of the Effective Date assume, be responsible for and comply with all duties and obligations of Seller, express or implied, with respect to the Interests, including, without limitation, those arising under or by virtue of any lease, contract, agreement, document, permit, applicable law, statute or rule, regulation or order of any governmental authority (specifically including, without limitation, any governmental request or requirement to plug, re-plug or abandon any well, or take any clean-up, remedial or other action with respect to the Interests) and (ii) defend, indemnify and hold Seller harmless from and pay or reimburse Seller for any and all Claims in connection with the duties and obligations of Seller set forth in (i) above or in connection with the ownership, operation, management or control of the Interests before or after the Effective Date (except as set forth in paragraph B below), except (a) to the extent any such Claim has been asserted against Seller prior to the Effective Date, (b) as otherwise set forth in this Agreement and
          (c) any Claim expressly assumed by Seller. With respect to any Claim for cleanup or remediation of the Interests, such Claim shall be deemed asserted against Seller at the time the Order requiring cleanup or remediation has been issued by the appropriate regulatory agency.

     B. After the Closing, Seller shall be responsible for, shall pay on a current basis, and shall indemnify, save, hold harmless, discharge and release Purchaser from and against any and all Claims arising from, based upon, related to or associated with (a) any act or omission by Seller involving or relating to the Interests occurring before the Effective Date, other than obligations and liabilities assumed by Purchaser pursuant to paragraph A above; and (b) any act or omission by Seller involving or relating to the Excluded Assets whether occurring before or after the Effective Date.

     C. Except as provided in paragraph D below, Purchaser shall defend, indemnify and hold Seller harmless from and pay or reimburse Seller for any and all Claims for damage to the environment, environmental cleanup, remediation, or compliance, or for any other relief, arising directly or indirectly from or incident to the use, occupation, operation, maintenance or abandonment of any of the Interests, or condition of the Interests, whether latent or patent, including, without limitation, contamination of the property or premises with Naturally Occurring Radioactive Materials (NORM), and WHETHER SUCH CLAIM IS CAUSED BY SELLER'S NEGLIGENCE, INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE NEGLIGENCE, PASSIVE NEGLIGENCE, OR STRICT LIABILITY OR FAULT OF SELLER OR ANY OTHER THEORY OF LIABILITY OR FAULT, WHETHER IN LAW (WHETHER COMMON OR STATUTORY) OR EQUITY, EXCLUDING GROSS NEGLIGENCE AND WILLFUL MISCONDUCT OF SELLER OR OF SELLER'S AGENTS, EMPLOYEES, OR CONTRACTORS AND ASSERTED AGAINST PURCHASER AND/OR SELLER AFTER THE CLOSING, WHETHER OR NOT ANY SUCH CLAIMS RESULT FROM CONDITIONS, ACTIONS OR INACTIONS PRESENT OR EXISTING ON OR BEFORE THE CLOSING. This indemnification shall not apply to any off-site disposal by Seller which occurred prior to the Effective Date.

     D. Any Claim for indemnity under the paragraphs above or under any other provision of this Agreement shall be made by written notice from the party seeking indemnification (the "Indemnified Party") to the party required to provide same (the "Indemnifying Party"), together with a written description of any third-party Claim against the

          Indemnified Party, stating the nature and basis of such Claim and, if ascertainable, the amount thereof. The Indemnifying Party shall have a period of thirty (30) days after receipt of such notice within which to respond thereto or, in the case of a third-party Claim which requires a shorter time for response, within such shorter period as specified by the Indemnified Party in such notice (the "Notice Period"). If the Indemnifying Party denies responsibility or fails to respond to the notice within the Notice Period, the Indemnified Party may defend or compromise the Claim as it deems appropriate without prejudice to any of the Indemnified Party's rights hereunder, with no further obligation to inform the Indemnifying Party of the status of the Claim and no right of the Indemnifying Party to approve or disapprove any actions taken in connection therewith by the Indemnified Party. If the Indemnifying Party accepts responsibility, it shall so notify the Indemnified Party within the Notice Period and elect either (a) to undertake the defense or compromise of such third-party Claim with counsel selected by the Indemnifying Party and reasonably approved by the Indemnified Party or (b) to instruct the Indemnified Party to defend or compromise such Claim. If the Indemnifying Party undertakes the defense or compromise of such third-party Claim, the Indemnified Party shall be entitled, at its own expense, to participate in such defense. No compromise or settlement of any third-party Claim shall be made without reasonable notice to the Indemnified Party and, unless such compromise or settlement includes a general release of the Indemnified Party in respect of the matter with no admission of liability on the part of the Indemnified Party and no constraints on the future conduct of its business, without the prior written approval of the Indemnified Party.

     E. Each party's indemnity given under this section shall extend to the other and to the other's parent, subsidiaries and affiliates and their present and former directors, officers, employees, attorneys, contractors, agents and members and to each of their heirs, executors, successors and assigns and shall apply to all obligations and liabilities described above, INCLUDING THOSE BASED ON NEGLIGENCE, INCLUDING SOLE NEGLIGENCE, SIMPLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE NEGLIGENCE, PASSIVE NEGLIGENCE, STRICT LIABILITY OR LIABILITY WITHOUT FAULT OF THE OTHER (OR ANY OTHER INDEMNIFIED PARTY) OR ANY OTHER THEORY OF LIABILITY OR FAULT, WHETHER IN LAW (WHETHER COMMON OR STATUTORY) OR EQUITY, excluding gross negligence and willful misconduct of the party or of the party's agents, employees, or contractors.

16.  General  Limitation  of  Damages.  NOTWITHSTANDING  ANY  OTHER PROVISION OF
     --------------------------------
     THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO ANY INDEMNIFIED PARTY FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUEN-TIAL, REMOTE OR SPECULATIVE DAMAGES (INCLUDING ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17.  Physical  Condition  of  the  Interests.
     ---------------------------------------

     A. THE INTERESTS HAVE BEEN USED FOR OIL AND GAS DRILLING AND PRODUCING OPERATIONS, RELATED OIL FIELD OPERATIONS AND POSSIBLY FOR THE STORAGE AND DISPOSAL OF WASTE MATERIALS OR HAZARDOUS SUBSTANCES. PHYSICAL CHANGES IN THE LAND MAY HAVE OCCURRED AS A RESULT OF SUCH USES. THE INTERESTS ALSO MAY CONTAIN BURIED PIPELINES AND OTHER EQUIPMENT, WHETHER OR NOT OF A SIMILAR NATURE, THE LOCATIONS OF WHICH MAY NOT NOW BE KNOWN BY SELLER OR BE READILY APPARENT BY A PHYSICAL INSPECTION OF THE PROPERTY. PURCHASER UNDERSTANDS THAT SELLER DOES NOT HAVE THE REQUISITE INFORMATION WITH WHICH TO DETERMINE THE EXACT NATURE OR CONDITION OF THE INTERESTS OR THE EFFECT ANY SUCH USE HAS HAD ON THE PHYSICAL CONDITION OF THE INTERESTS.

     B.   PURCHASER  ACKNOWLEDGES  THAT:  (I)  IT  HAS  ENTERED  INTO  THIS
          AGREEMENT  ON  THE  BASIS  OF  ITS  OWN  INVESTIGATION OF THE PHYSICAL
          CONDITION OF THE INTERESTS INCLUDING SUBSURFACE CONDITION; (II) THE INTERESTS HAVE BEEN USED IN THE MANNER AND FOR THE PURPOSES SET FORTH ABOVE AND THAT PHYSICAL CHANGES TO THE INTERESTS MAY HAVE OCCURRED AS A RESULT OF SUCH USE; AND (III) LOW LEVELS OF NATURALLY OCCURRING RADIOACTIVE MATERIAL (NORM) AND MAN-MADE MATERIAL FIBERS (MMMF) MAY BE PRESENT AT SOME LOCATIONS. PURCHASER ACKNOWLEDGES THAT NORM IS A NATURAL PHENOMENON ASSOCIATED WITH MANY OIL FIELDS IN THE U.S. AND THROUGHOUT THE WORLD. PURCHASER SHOULD MAKE ITS OWN DETERMINATION OF THIS PHENOMENON AND OTHER CONDITIONS. SELLER DISCLAIMS ANY LIABILITY ARISING OUT OF OR IN CONNECTION WITH ANY PRESENCE OF NORM OR MMMF ON THE PROPERTY AND ON THE CLOSING DATE, PURCHASER SHALL ASSUME THE RISK THAT THE INTERESTS MAY CONTAIN WASTES OR CONTAMINANTS AND THAT ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF WASTES OR CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATION. ON THE CLOSING DATE, ALL RESPONSIBILITY AND LIABILITY RELATED TO DISPOSAL,
          SPILLS, WASTE, OR CONTAMINATION ON AND BELOW THE INTERESTS SHALL BE TRANSFERRED FROM SELLER TO PURCHASER AND PURCHASER SHALL INDEMNIFY, DEFEND AND HOLD SELLER HARMLESS THEREFROM. SELLER AND PURCHASER AGREE THAT THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE CLOSING.

18.  Further  Assurances.
     -------------------

     A.   Performance  of  Obligations.  Seller  and  Purchaser  shall  use  all
          ----------------------------
          reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to carry out all of
          their   respective   obligations   under  this   Agreement   and   to
          consummate and make effective the purchase and sale of the Interests pursuant to this Agreement.

     B.   Further  Conveyances  and  Assumptions.  After  the  Closing,  Seller
          --------------------------------------
          and Purchaser shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered all such further conveyances, transfer orders, notices, assumptions and releases and such other instruments, and shall take such further actions, as may be necessary or appropriate to assure fully to Purchaser and its successors or assigns all of the Interests and to assure fully to Seller and its successors and assigns the assumptions of liabilities and obligations of Purchaser or to otherwise carry out the terms and provisions of this Agreement.

19.  Notices.  All  notices  and  consents  to  be  given  hereunder shall be in
     -------
     writing and shall be deemed to have been duly given if delivered personally; faxed with receipt acknowledged; mailed by registered mail, return receipt requested, postage prepaid; or delivered by a recognized commercial courier to the party at the address set forth below or such other address as any party shall have designated for itself by ten (10) days' prior notice to the other party. Notice is deemed to have been duly received: on the day personally delivered; on the day after it is sent by fax; seven (7) days after mailing by registered mail; or the day after it is received from a recognized commercial courier.

SELLER:
------

          Mr.  Gerald  W.  Green
          XXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXX
          Phone:          XXXXXXXXXXX
          Fax:          XXXXXXXXXXXX

PURCHASER:
---------

          New  Century  Energy  Corp.
          5851  San  Felipe,  Suite  775
          Houston,  Texas  77057
          Phone:          713-266-4344
          Fax:          713-266-4358

20.  Purchaser's  Post-Closing  Obligations.  If  at  any time subsequent to the
     --------------------------------------
     Closing, Purchaser comes into possession of money or property belonging to Seller, such money or other property shall be promptly delivered to Seller. Purchaser shall allow Seller access to the Records during Purchaser's normal business hours after Closing for the purpose of filing and amending a tax return or for any other legitimate business purpose, provided that any copies of Records made by Seller shall be at the sole expense of Seller.

21.  Seller's  Post-Closing  Obligations.  If  at  any  time  subsequent  to the
     -----------------------------------
     Closing, Seller comes into possession of money or property belonging to the Purchaser, such money or other property shall be promptly delivered to the

     Purchaser. Furthermore, Seller recognizes that Purchaser will be required to audit the historical performance of the Interests and shall cooperate with Purchaser and provide copies of documents requested by Purchaser to accomplish the same.

22.  Severability.  In  the  event  any  covenant,  condition,  or  provision
     ------------
     contained herein is held to be invalid by a court of competent jurisdiction, the invalidity of any such covenant, condition or provision shall in no way affect any other covenant, condition, or provision contained herein, provided, however, that any such invalidity does not materially prejudice either the Purchaser or Seller in their respective rights and obligations contained in the valid covenants, conditions, and provisions of this Agreement.

23.  Waiver.  No  waiver  of  any  of  the  provisions  of  this Agreement shall
     ------
     constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

24.  Construction  of  Ambiguity.  In  the  event of any ambiguity in any of the
     ---------------------------
     terms or conditions of this Agreement, including any exhibits hereto and whether or not placed of record, such ambiguity shall not be construed for or against any party hereto on the basis that such party did or did not author the same.

25.  Captions.  The  captions  in  this  Agreement  are for convenience only and
     --------
     shall not be considered a part of or affect the construction or interpretation of any provisions of this Agreement.

26.  Governing  Law.  This  Agreement  shall  be  governed by and interpreted in
     --------------
     accordance with the laws of the State of Texas, without reference to the conflict of laws principles applied by the courts of the State of Texas.

27.  Waiver  of  Jury  Trial.  SELLER  AND  PURCHASER  DO  HEREBY  IRREVOCABLY
     -----------------------
     WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

28.  Limitation  of  Liability.  Seller  and  Purchaser  do  hereby covenant and
     -------------------------
     agree that the recovery by either party hereto of any damages suffered or incurred by it as a result of any breach by the other party of any provision of this Agreement shall be limited to the actual damages suffered or incurred by the non-breaching party as a result of the breach by the breaching party and in no event shall the breaching party be liable to the non-breaching party for any indirect, consequential, exemplary or punitive damages suffered or incurred by the non-breaching party as a result of the breach by the breaching party.

29.  Publicity.  Seller  acknowledges  and  understands   that  Purchaser  is  a
     ---------
     publicly traded company subject to exchange-imposed obligations regarding confidentiality and non-disclosure of material non-public information. In this regard, Seller agrees that he shall not make or cause to be made any disclosure of the transaction contemplated herein to any third party or otherwise disseminate any news or announcement of any kind with respect to this Agreement or the underlying transactions without the express written approval of Purchaser. Seller further agrees to keep all information regarding this Agreement and the underlying transactions confidential and not to disclose, reveal, or discuss any such information without the written approval of Purchaser.

30.  Use  of  Seller's  Name.  As  soon  as  practicable  after  the  Closing,
     -----------------------
     Purchaser shall remove or cause to be removed the names and marks used by Seller and all variations and derivations thereof and logos relating thereto from the Interests and shall not thereafter make any use whatsoever of those names, marks and logos.

31.  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
     ------------
     counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

32.  Assignment.  Except  as  otherwise  provided  herein,  this Agreement shall
     ----------
     be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. All future conveyances of all or any portion of the Interests shall expressly recognize and perpetuate the rights and obligations set out in this Agreement.

33.  Cost  and  Expenses.  Except  as  otherwise expressly provided herein, each
     -------------------
     party shall bear and pay its own costs and expenses, including, but not limited to, attorneys fees, incurred in connection with this transaction.

34.  Joint  Venture,  Partnership  and  Agency.  Nothing   contained   in   this
     -----------------------------------------
     Agreement shall be deemed to create a joint venture, partnership, tax partnership or agency relationship between the parties.

35.  Confidentiality.  Prior  to  the  Closing,  Seller  and  Purchaser,  to the
     ---------------
     extent permitted by law, shall keep confidential all information received from the other unless such information is readily ascertainable from public or published information or trade sources or is received from a third-party having no obligation of confidentiality with respect to such information. In the event of the termination of this Agreement, Seller and Purchaser shall return to the other or destroy all information received from the other and to the extent permitted by law keep confidential and not use any confidential information obtained pursuant to this Agreement.

36.  Post-Closing  Confidentiality.  Following  the  Closing,  Seller  agrees to
     -----------------------------
     keep confidential all information relative to the Interests covered by this Agreement. Such obligation of confidentiality shall continue until the earlier of the following: (1) three years from the Closing; (ii) the date upon which Purchaser has conveyed the Interests to a third party; or (iii) the date upon which Purchaser provides Seller written notice of the termination of such confidentiality requirements. The obligations of confidentiality shall not apply to any information that is required to be disclosed by Seller as a result of applicable law, regulation, rule or order of a duly empowered court or governmental entity.

37.  Survival.  Except  as  otherwise  specifically  provided in this Agreement,
     --------
     all covenants, obligations, agreements and guarantees shall survive the execution of this Agreement, the Closing and the delivery and recordation of any deeds, assignments or bills of sale which convey the Interests from Seller to Purchaser.

38.  Limitations  of  Obligations.  Notwithstanding  anything  to  the  contrary
     ----------------------------
     contained  herein,   all  representations,   warranties,    covenants  and
     indemnities made by Seller hereunder shall be limited only to the Interests conveyed hereby.

39.  Entire  Agreement.  This  Agreement,  together  with  any  Confidentiality
     -----------------
     Agreements relating to the Interests previously executed by Purchaser, constitute the entire agreement between the parties and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto after the execution of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be EFFECTIVE as of the day and year first set forth above.

                                                    SELLER:

                                                    GERALD  W.  GREEN

                                                    /s/ Gerald W. Green
                                                    ----------------------------




                                                    PURCHASER:

                                                    NEW  CENTURY  ENERGY  CORP.

                                                    /s/ Edward R. Destefano
                                                    ----------------------------

                                                    By:   Edward  R.  DeStefano

                                                    President  &  CEO

THE  STATE  OF  TEXAS      Sec.
                           Sec.
COUNTY  OF Midland         Sec.


     BEFORE ME, the undersigned authority, on this day personally appeared GERALD W. GREEN, an individual known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and considerations therein expressed.

     GIVEN  UNDER MY HAND AND SEAL OF OFFICE this   2nd   day of November, 2005.
                                                 ---------


                                               /s/ Toni Redman
                                            ------------------------------------
                                             Notary  Public,  State  of  Texas



THE  STATE  OF  TEXAS     Sec.
                          Sec.
COUNTY  OF  HARRIS        Sec.

     BEFORE ME, the undersigned authority, on this day personally appeared EDWARD R. DESTEFANO, PRESIDENT AND CEO OF NEW CENTURY ENERGY CORP., a Colorado corporation, and known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she/he executed the same for the purposes and considerations therein expressed, as the act and deed of such corporation and in the capacity therein stated.

     GIVEN  UNDER MY HAND AND SEAL OF OFFICE this  2nd    day of November, 2005.
                                                 ---------


                                             /s/ John Kevin Raley
                                            -----------------------------------
                                             Notary  Public,  State  of  Texas

                     EXHIBIT A TO PURCHASE & SALE AGREEMENT

1.   Oil,  Gas  and  Mineral  Lease  dated  February  3,  2003, between Margaret
     Glasscock, as Lessor, and US Enercorp, LLC, as Lessee, as evidenced of record in Volume 421, Pages 210-213, of the Deed Records of McMullen County, Texas, covering the following described lands in McMullen County,
     Texas:

     470 acres, more or less, being 170 acres out of the Alfred Spaulding Survey 48, A-915, and 300 acres being out of the BS & F Survey, A-22, as more particularly described in the lease.

2. Oil, Gas and Mineral Lease dated February 3, 2003, between Colette Glasscock Blakey, as Lessor, and US Enercorp, LLC, as Lessee, as evidenced of record in Volume 421, Pages 214-217, of the Deed Records of McMullen County, Texas, covering the following described lands in McMullen County,
     Texas:

     470 acres, more or less, being 170 acres out of the Alfred Spaulding Survey 48, A-915, and 300 acres being out of the BS & F Survey, A-22, as more particularly described in the lease.

3. Oil, Gas and Mineral Lease dated February 14, 2003, between Gerald R. Gibbs and wife, Dolores Gibbs, as Lessors, and US Enercorp, LLC, as Lessee, as evidenced of record in Volume 421, Pages 223-226, of the Deed Records of McMullen County, Texas, covering the following described lands in McMullen County, Texas:

     470 acres, more or less, being 170 acres out of the Alfred Spaulding Survey 48, A-915, and 300 acres being out of the BS & F Survey, A-22, as more particularly described in the lease.

4. Oil and Gas Lease dated April 1, 2003, between Neil E. Hanson, et ux, as Lessors, and US Enercorp, LLC, as Lessee, as evidenced by Memorandum of Oil and Gas Lease recorded in Volume 425, Pages 465-468, of the Deed Records of McMullen County, Texas, covering the following described lands in McMullen County, Texas:

     470 acres, more or less, being 170 acres out of the Alfred Spaulding Survey 48, A-915, and 300 acres being out of the BS & F Survey, A-22, as more particularly described in the lease.

5. Oil and Gas Lease dated April 29, 2003, between Clifton Wheeler, Jr., et al., as Lessors, and US Enercorp, LLC, as Lessee, as evidenced by Memorandum of Oil and Gas Lease recorded in Volume 425, Pages 368-374, of the Deed Records of McMullen County, Texas, covering 80 acres, more or less, as the W/2 of the NE/4 of the Alfred Spaulding Survey 48, A-915, being more particularly described in the lease.

6. Oil and Mineral Lease dated effective March 6, 2003, between Charles Steven Lindholm, et al., as Lessors, and US Enercorp, LLC, as Lessee, as evidenced by Memorandum of Oil and Gas Lease recorded in Volume 421, Pages 427-429, of the Deed Records of McMullen County, Texas, covering 430 acres, more or less, out of the Alfred Spaulding No. 48, A-915, being more particularly described in the lease.

7. Oil and Gas Lease dated effective April 14, 2003, between Alfred B. Rhode et al., as Lessors, and US Enercorp, LLC, as Lessee, as evidenced by Memorandum of Oil and Gas Lease recorded in Volume 422, Pages 465-471, of the Deed of Records of McMullen County, Texas, covering 110 acres, more of less, out of the Alfred Spaulding No. 48, A-915, being more particularly described in the lease.

8. Oil and Gas Lease dated effective October 15, 2003, between Reeves L. Smith, et ux, as Lessors, and US Enercorp, LLC, as Lessee, as evidenced by Memorandum of Oil and Gas Lease recorded in Volume 426, Pages 164-165, of the Deed Records of McMullen County, Texas, covering 40 acres, more or less, being more specifically described as the NW/4 of the SW/4 of the Alfred Spaulding No. 48, A-915.

9. Oil and Gas Lease dated effective November 20, 2003, between Pat R. Rutherford, et al., as Lessors, and US Enercorp, LLC, as Lessee, as evidenced by Memorandum of Oil and Gas Lease recorded in Volume 426, Pages 330-332, of the Deed of Records of McMullen County, Texas, covering 40 acres, more or less, being more specifically described as the NW/4 of the SW/4 of the Alfred Spaulding No. 48, A-915.

10. Oil, Gas and Mineral Lease dated effective October 23, 2002, between Conner Scott, as Lessor and HHC Exploration, Inc. as Lessee, recorded in Volume 421, Pages 278-280, of the Deed Records of McMullen County, Texas, covering 40 acres, more or less, being more specifically described as the NE/4 of the NE/4 of BS&F Survey, Section 45, A-22.

11. Oil, Gas and Mineral Lease dated effective October 23, 2002, between Hazel Andrews, as Lessor, and HHC Exploration, Inc., as Lessee, recorded in Volume 421, Pages 281-283, of Deed Records of McMullen County, Texas, covering 40 acres, more or less, being more specifically described as the NE/4 of the NE/4 of BS&F Survey, Section 45, A-22.

12. Oil, Gas and Mineral Lease dated effective February 3, 2003 between Ben E. Jackson, as Lessor, and HHC Exploration, Inc., as Lessee, recorded in Volume 421, Pages 284-286, of the Deed Records of McMullen County, Texas, covering 40 acres, more or less, being more specifically described as the NE/4 of the NE/4 of BS&F Survey, Section 45, A-22.

13. Oil, Gas and Mineral Lease dated effective February 3, 2003, between Joe S. Jackson, as Lessor, and HHC Exploration, Inc., as Lessee, recorded in Volume 421, Pages 471-473, of the Deed Records of McMullen County, Texas, covering 40 acres, more or less, being more specifically described as the NE/4 of the NE/4 of BS&F Survey, Section 45, A-22.

14. Oil, Gas and Mineral Lease dated effective March 12, 2003, between Linda Beth Raney, as Lessor, and HHC Exploration, Inc., as Lessee, recorded in Volume 422, pages 257-259, of the Deed Records of McMullen County, Texas, covering 40 acres, more or less, being more specifically described as the NE/4 of the NE/4 of BS&F Survey, Section 45, A-22.

15. Oil, Gas and Mineral Lease dated May 17, 2004, from George Warner Phillips, Jr., as Lessor, to US Enercorp, LLC, as Lessee, recorded in Volume 430, Page 239, of the Deed Records of McMullen County, Texas, covering 40.43 acres, more or less, being more specifically described as the NE/4 of the NE/4 of BS&F Survey, Section 45, A-22.

16. Oil, Gas and Mineral Lease dated June 8, 2004, from Peggy C. Pasquini, et al., as Lessors, to Enercorp, LLC, as Lessee, recorded in Volume 432, Page 314, of the Deed Records of McMullen County, Texas, covering 40.43 acres, more or less, being more specifically described as the NE/4 of the NE/4 of BS&F Survey, Section 45, A-22.

17. Oil, Gas and Mineral Lease dated October 29, 2004, from Lee Davis Spencer, as Lessor, to US Enercorp, Ltd., as Lessee, recorded in Volume 433, Page 384, of the Deed Records of McMullen County, Texas, covering 40 acres, more or less, being more specifically described as the NE/4 of the NE/4 of BS&F Survey, Section 45, A-22.

                     EXHIBIT B TO PURCHASE & SALE AGREEMENT

                ASSIGNMENT OF OIL AND GAS LEASES AND BILL OF SALE
                -------------------------------------------------


STATE  OF  TEXAS               SEC.
                               SEC.
COUNTY  OF  MCMULLEN           SEC.

     WHEREAS, Gerald W. Green ("Assignor") owns a 1.75% working interest in the oil and gas leases covering lands in McMullen County, Texas, which leases are described in Exhibit A, attached hereto and made a part hereof for all purposes. Such leases are referred to hereinafter as the "Subject Leases";

     WHEREAS, Assignor's undivided interest in the Subject Leases and the oil and/or gas wells located on the properties covered by the Subject Leases and all of the personal property, fixtures and improvements appurtenant to the wells and used in connection with the operation thereof are hereinafter referred to as the "Subject Property"; and

     WHEREAS, Assignor has agreed to assign all of his interest in the Subject Property to New Century Energy Corp. ("NCEY"), with offices at 5851 San Felipe, Suite 775, Houston, Texas 77057;

NOW,  THEREFORE:

     In consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Assignor has, subject to the terms and conditions herein set out, GRANTED, BARGAINED, SOLD, TRANSFERRED, CONVEYED and ASSIGNED, and does hereby GRANT, BARGAIN, SELL, TRANSFER, CONVEY and ASSIGN, all of Assignor's interest in and under the Subject Property to NCEY, which is hereinafter referred to as "Assignee".

     This conveyance and assignment is subject to all of the terms, conditions, stipulations and reversions of the Subject Leases, and is further made subject to the following:

     - that certain assignment of oil and gas leases from Enercorp, LLC to Hanson Resources Company, et al., dated June 20, 2004, but effective as of November 20, 2003, and recorded in Volume 431, at page 103, of the Deed Records of McMullen County, Texas;

     - that certain assignment of oil and gas leases from Enercorp, LLC to Hanson Resources Company, et al., dated August 20, 2004, and recorded in Volume 432, at page 12, of the Deed Records of McMullen County, Texas;

     - that certain Declaration of Pooled Unit for the U.S. Enercorp, LLC-Lindholm-Hanson Gas Unit, dated April 15, 2004, a counterpart of which is recorded in Volume 430, at page 225, of the Deed Records of McMullen County, Texas;

     - those certain unrecorded Exploration and Joint Operating Agreements dated October 20, 2003, between U. S. Enercorp, LLC and others, copies of which are available to Assignee;

     - that certain purchase and sale agreement relating to the Subject Property between Assignor and Assignee dated November 1, 2005, including, but not limited to, the indemnity obligations found in such purchase and sale agreement.

     TO HAVE and TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Assignee, its successors and assigns forever; and, Assignor does hereby bind himself, his heirs, successors, executors and administrators to WARRANT and FOREVER DEFEND all and singular the said premises under the said Assignee, its successors and assigns against every person whomsoever lawful claiming or to claim the same or any part thereof, by through or under Assignor, but not otherwise.

     EXCEPT FOR THE ABOVE SPECIAL WARRANTY OF TITLE ASSIGNOR HAS NOT MADE, AND ASSIGNEE HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE CONDITION OF ANY REAL OR IMMOVABLE PROPERTY, PERSONAL OR MOVEABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES CONSTITUTING THE SUBJECT PROPERTY INCLUIDING WITHOUT LIMITATION (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (II) ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY EXPRESS OR IMPLIED WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY EXPRESS OR IMPLIED WARRANTY OF FREEDOM FROM DEFECTS WHETHER KNOWN OR UNKNOWN, (v) ANY EXPRESS OR IMPLIED WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIAL INTO THE ENVIRONMENT (INCLUDING NATURALLY OCCURRING RADIOACTIVE MATERIAL), OR PROTECTION OF THE ENVIRONMENT OR HEALTH, OR (vi) PRODUCTION RATES, RECOMPLETION
OPPORTUNITIES,   DECLINE   RATES,   GEOLOGICAL   OR   GEOPHYSICAL   DATA,   OR
INTERPRETATIONS, THE QUALITY, QUANITITY, RECOVERABILITY OR COST OF RECOVERY OF ANY HYDROCARBON RESERVES, ANY PRODUCT PRICING ASSUMPTIONS, OR THE ABILITY TO SELL OR MARKET ANY HYDROCARBONS. IT IS THE EXPRESS INTENTION OF ASSIGNOR AND ASSIGNEE THAT THE REAL OR IMMOVABLE PROPERTY, PERSONAL OR MOVEABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES COMPRISING THE SUBJECT PROPERTY SHALL BE CONVEYED TO ASSIGNEE "AS IS" AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

     THIS ASSIGNMENT SHALL BE WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, FREEDOM FROM REDHIBITORY VICES OR DEFECTS, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF THE SUBJECT PROPERTY OR ITS FITNESS FOR ANY PURPOSE AND WITHOUT ANY OTHER EXPRESS,

IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. ASSIGNEE SHALL HAVE INSPECTED OR WAIVED ITS RIGHT TO INSPECT THE SUBECT PROPERTY FOR ALL PURPOSES AND SATISFIED ITSELF AS TO ITS PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE OR RELEASE OR ONSITE DISPOSAL OF HAZARDOUS SUBSTANCES, AND THE CONDITION OF ANY WELL CASING, TUBING OR DOWNHOLE EQUIPMENT. ASSIGNEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE SUBJECT PROPERTY, AND ASSIGNEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. IN ADDITION, ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO ASIGNEE IN CONNECTION WITH THIS ASSIGNMENT INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE SUBJECT PROPERTY, PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE SUBJECT PROPERTY OR THE ABILITY OR POTENTIAL OF THE SUBJECT PROPERTY TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE SUBJECT PROPERTY, OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO ASSIGNEE BY ASSIGNOR OR BY ASSIGNOR'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS FURNISHED BY ASSIGNOR OR OTHERWISE MADE AVAILABLE TO ASSIGNEE ARE PROVIDED ASSIGNEE AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ASSIGNOR. ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT ASSIGNEE'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

     ASSIGNOR AND ASSIGNEE CERTIFY THAT THEY ARE NOT "CONSUMERS" WITHIN THE MEANING OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SUBCHAPTER E OF CHAPTER 17, SECTIONS 17.41, ET SEQ., OF VERNON'S TEXAS CODE ANNOTATED, BUSINESS AND COMMERCE CODE, AS AMENDED (THE "DTPA") IF THE INTERESTS ARE LOCATED IN TEXAS. ASSIGNEE HEREBY WAIVES ITS RIGHTS UNDER THE DTPA, A LAW
                         -------------------------------------------------------
THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS.  AFTER CONSULTATION WITH AN
 -------------------------------------------------------------------------------
ATTORNEY OF ITS OWN SELECTION, ASSIGNEE VOLUNTARILY CONSENTS TO THIS WAIVER.  TO
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EVIDENCE  ITS ABILITY TO GRANT SUCH WAIVER, ASSIGNEE REPRESENTS TO ASSIGNOR THAT
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(I)  IT  IS  NOT  IN  A  SIGNIFICANTLY DISPARATE BARGAINING POSITION; (II) IT IS
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REPRESENTED  BY  LEGAL  COUNSEL  IN ENTERING INTO THIS AGREEMENT; AND (III) SUCH
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LEGAL  COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED
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BY  ASSIGNOR  OR  AN  AGENT  OF  ASSIGNOR.
------------------------------------------

     Assignee has been provided certain financial information relating to the ownership and operation of the Subject Property for the period commencing from the date of the first modern leases, through the Effective Date (the "Financial

Information"). EXCEPT AS PROVIDED IN THIS AGREEMENT, WITH RESPECT TO THE SUBJECT PROPERTY'S FINANCIAL INFORMATION, ASSIGNOR, AFFILIATED ENTITIES AND THEIR CONSULTANTS MAKE NO REPRESENTATION OR WARRANTY, WHETHER EXPRESS, STATUTORY OR IMPLIED, AND EXPRESSLY DISCLAIMS ANY SUCH REPRESENTATION AND WARRANTY, AS TO
(i) THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY FINANCIAL INFORMATION FURNISHED TO ASSIGNEE IN CONNECTION WITH THE SUBJECT PROPERTY; (ii) THE CONDITION, QUALITY AND QUANTITY OF THE SUBJECT PROPERTY; (iii) THE PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS OR PROFITS, IF ANY, TO BE DERIVED FROM THE SUBJECT PROPERTY; OR (iv) THE ENVIRONMENTAL CONDITION OF THE SUBJECT PROPERTY. ANY FINANCIAL INFORMATION FURNISHED BY ASSIGNOR IS PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE'S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE'S SOLE RISK.

     This instrument may be executed in any number of counterparts, and each counterpart shall be deemed to be an original instrument, but the signature and acknowledgement pages of any or all of such counterparts may be consolidated and shall constitute but one assignment.

     EXECUTED on the date of the acknowledgement of Assignor, but to be effective as of October 1, 2005.

ASSIGNOR:                              GERALD  W.  GREEN


                                       -----------------------------------



THE  STATE  OF  TEXAS       Sec.
                            Sec.
COUNTY  OF                  Sec.
          ------------------

     BEFORE ME, the undersigned authority, on this day personally appeared GERALD W. GREEN, an individual known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and considerations therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this          day of November, 2005.
                                                ---------


                                        ---------------------------------
                                        Notary  Public,  State  of  Texas

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